SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  June 11, 2008

VERTIS, INC.

d/b/a Vertis Communications

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	333-97721	13-3768322
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 WEST PRATT STREET		21201
BALTIMORE, MARYLAND		(Zip Code)
(Address of Principal Executive Offices)

(410) 528-9800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                                       REGULATION FD DISCLOSURE

On June 11, 2008, Vertis Holdings, Inc. (“Holdings”), Vertis, Inc. (the “Company”), and each of Holdings’ direct and indirect subsidiaries (collectively, the “Debtors”) commenced a solicitation of votes on joint chapter 11 plans of reorganization (the “Vertis Prepackaged Plan”) from the Company’s creditors.  The Disclosure Statement Relating to the Joint Prepackaged Plan of Reorganization of Vertis Holdings, Inc., et al. and the Joint Prepackaged Plan of ACG Holdings, Inc., et al under Chapter 11 of the Bankruptcy Code (the “Disclosure Statement”), which describes the solicitation of votes as well as the Vertis Prepackaged Plan (as defined in the Disclosure Statement), is attached as Exhibit 99.1 hereto.  A copy of the Vertis Prepackaged Plan is attached as Exhibit A to the Disclosure Statement.

The Disclosure Statement contains certain projections and valuation analysis (collectively, the “Projections”) of financial performance for fiscal years 2008 through 2012.  The Debtors do not, as a matter of course, publish their business plans, budgets or strategies, or make external projections or forecasts of their anticipated financial position or results of operations.  Accordingly, the Debtors (including the Reorganized Debtors (as defined in the Disclosure Statement)) do not anticipate that they will, and disclaim any obligation to, furnish updated business plans, budgets or projections, unless otherwise provided in an operative agreement, to holders of claims against or interests in the Debtors prior to the Effective Date (as defined in the Disclosure Statement) or to stockholders or debtholders of the Reorganized Debtors after the Effective Date, or to include such information in documents required to be filed with the Securities and Exchange Commission (the “Commission”) or any securities exchange or association, or otherwise make such information publicly available.  The Company has filed the Disclosure Statement as an exhibit hereto because such Disclosure Statement has been distributed to the Debtors’ creditors in connection with the Debtors’ proposed reorganization proceedings.  The Company refers to the limitations and qualifications included in the Disclosure Statement, including without limitation those set forth under the caption “Projections and Valuation Analysis” with respect to the Projections.  All information contained in the Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Vertis Prepackaged Plan, actions of third parties or otherwise.

The Projections have been updated since the Current Report on Form 8-K filed by the Company with the Commission on May 22, 2008, which can be located on the Commission’s website at http://www.sec.gov.  Based on the views of the Debtors’ management, the following changes have been reflected in the Projections: 1) working capital assumptions have been slightly revised; 2) based on additional tax diligence, additional deferred tax assets are assumed to be created as a result of the fresh start accounting adjustments; and 3) synergy projections have been adjusted to delay the expected timing of plant consolidation benefits, as well as the costs to realize such benefits, by one year.  The Projections should be read in conjunction with the assumptions, qualifications and explanations set forth in the Disclosure Statement, the historical consolidated financial information of the Debtors and the ACG Debtors (as defined in the Disclosure Statement), including the notes thereto, included in (i) the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2007, filed with the Commission on April 1, 2008; (ii) the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2007, filed with the Commission on April 3, 2008; (iii) the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008, filed with the Commission on May 20, 2008; (iv) ACG Holdings, Inc.’s and American Color Graphics, Inc.’s (collectively, “ACG”) Annual Report on Form 10-K/A for the year ended March 31, 2007, filed with the Commission on August 21, 2007; and (v) ACG’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2007, filed with the Commission on February 15, 2008.

This Current Report on Form 8-K is not a solicitation to accept or reject the proposed Vertis Prepackaged Plan or an offer to sell or a solicitation of an offer to buy any securities of the Debtors.  Any solicitation or offer to sell will be made pursuant to and in accordance with the Disclosure Statement and applicable law.

The information furnished on this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the exhibits being furnished as part of this report, as well as other statements made by the Debtors may contain forward-looking statements that reflect, when made, the Debtors’ current views with respect to current events and financial performance. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology.  These forward-looking statements include statements other than historical information or statements of current condition, but instead represent only the Company’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control.  It is possible that the Company’s actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Important factors that could cause actual results to differ from those in the Company’s specific forward-looking statements include, but are not limited to, the following: the ability of the Debtors to continue as a going concern; the ability of the Debtors to operate pursuant to the terms of the debtor-in-possession financing facility; the terms of any reorganization plan ultimately confirmed; the Debtors’ ability to obtain Bankruptcy Court approval with respect to motions in the chapter 11 cases prosecuted by it from time to time; the ability of the Debtors to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 cases; risks associated with third parties seeking and obtaining Bankruptcy Court approval to terminate or shorten the exclusivity period for the Debtors to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of the Debtors to obtain and maintain normal terms with vendors and service providers; the Debtors’ ability to maintain contracts that are critical to its operations; the potential adverse impact of the chapter 11 cases on the Debtors’ liquidity or results of operations; the ability of the Debtors to fund and execute its business plan and to do so in a timely manner; the ability of the Debtors to attract, motivate and/or retain key executives and associates and the ability of the Debtors to attract and retain customers.  Additional factors that could affect future results are identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, including the risk factors in Part I. Item 1A. Risk Factors, contained therein and the Company’s quarterly periodic reports for the subsequent periods, including the risk factors in Part II. Item 1A. Risk Factors, contained therein, filed with the SEC.  The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Debtors’ various prepetition liabilities, common stock and/or other equity securities.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1

Disclosure Statement Relating to the Joint Prepackaged Plan of Reorganization of Vertis Holdings, Inc., et al. and the Joint Prepackaged Plan of ACG Holdings, Inc., et al under Chapter 11 of the Bankruptcy Code dated June 11, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTIS, INC.

By:	/s/ Barry C. Kohn
Name: Barry C. Kohn
Title: Chief Financial Officer

Date:  June 11, 2008

EXHIBIT INDEX

Exhibit	Description

99.1

Disclosure Statement Relating to the Joint Prepackaged Plan of Reorganization of Vertis Holdings, Inc., et al. and the Joint Prepackaged Plan of ACG Holdings, Inc., et al under Chapter 11 of the Bankruptcy Code dated June 11, 2008